                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the accompanying Quarterly Report of Equus Capital Partners, L.P. (the "Partnership") on Form 10-Q for the period ended March 31, 2003 (the "Report"), I, Nolan Lehmann, President and Principal Financial and Accounting Officer of the Equus Capital Corporation, the Managing General Partner, hereby certify that:

     (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: May 15, 2003

                                            /s/ Nolan Lehmann
                                            ------------------------------------
                                            Nolan Lehmann
                                            President
                                            Principal Financial and Accounting
                                            Officer of Equus Capital Corporation
                                            Managing General Partner